SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934

Date of Report (Date of earliest event reported): July 30, 1999




                   DANKA BUSINESS SYSTEMS PLC

     (Exact name of registrant as specified in its charter)




    UNITED KINGDOM              0-20828               98-0052869

    (State or other           (Commission           (IRS Employer
    jurisdiction of           File Number)       Identification No.)
     incorporation)



11201 DANKA CIRCLE NORTH
ST. PETERSBURG, FLORIDA                             33716

(Address of principal executive offices)          (Zip Code)



Registrant's Telephone Number, Including Area Code:  727-576-6003


ITEM 5.  OTHER EVENTS.

    On July 30, 1999, Danka Office Imaging Company ("DOIC") and Danka Holding Company ("DHC"), indirect wholly-owned subsidiaries of Danka Business Systems PLC (the "Company"), consummated the sale to Xerox Corporation ("Purchaser") of substantially all of the assets of DOIC's Omnifax, dex Business Systems and EBS divisions for a purchase price of $45 million in cash, pursuant to an Asset Purchase Agreement dated June 17, 1999 among DOIC, DHC and Purchaser.

    A copy of a press release issued by the Company in connection with the closing of this transaction is filed as Exhibit 99.1 hereto and incorporated herein by this reference.


ITEM 7:      EXHIBITS

99.1.     Press Release dated July 30, 1999 by Danka Business
          Systems PLC.



                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                           DANKA BUSINESS SYSTEMS PLC


                           By:     /s/  F. Mark Wolfinger
                                   ----------------------------
                                   F. Mark Wolfinger
                                   Its: Chief Financial Officer



Dated: August 3, 1999